UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 26, 2018

KEANE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37988	38-4016639
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

2121 Sage Road, Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)
(713) 960-0381
Registrant’s telephone number, including area code

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [ ]

Item 2.02 Results of Operations and Financial Condition
On February 26, 2018, Keane Group, Inc. (“we” or the “Company”) issued a news release announcing results for the quarter ended December 31, 2017. A copy of the news release is furnished as Exhibit 99.1 and incorporated into this Item 2.02.
On February 27, 2017, we will hold a conference call at 7:30 a.m. Central Time (8:30 a.m. Eastern Time) regarding the Company’s third quarter 2017 results. The call can be accessed live over the telephone by dialing (877) 407-9208 or, for international callers, (201) 493-6784. A replay will be available shortly after the call and can be accessed by dialing (844) 512-2921 or, for international callers, (412) 317-6671. The passcode for the replay is 13675336. The replay will be available until March 13, 2018.
The information in this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 7.01 Regulation FD Disclosure
On February 26, 2018, the Company announced that its Board of Directors has authorized the Company to repurchase up to $100 million of the Company’s outstanding common stock subject to Securities and Exchange Commission regulations, stock market conditions and corporate working capital needs.
The program does not obligate the Company to repurchase any particular number of shares of common stock during any period and the program may be modified or suspended at any time at the Company’s discretion. The duration of the stock repurchase program will be one year. The Company anticipates that it will make purchases in the open market or in private transactions from time-to-time depending on market conditions in compliance with Rule 10b-18 under the Securities Exchange Act of 1934. The timing and actual number of shares repurchased under the new program by the Company will depend on a variety of factors including price, trading volume, corporate and regulatory requirements and market conditions.
There is no guarantee as to the number of shares that will be repurchased, and the stock repurchase program may be extended, suspended, or discontinued at any time without notice at the Company's discretion.
The information in this Item 7.01 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
 (d) Exhibits

Exhibit No.	Description

99.1*	News Release dated February 26, 2018.

*	Furnished herewith.

SIGNATURES
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEANE GROUP, INC.

	By:	/s/ Phung Ngo-Burns
	Name:	Phung Ngo-Burns
	Title:	Chief Accounting Officer

Date: February 26, 2018

EXHIBIT INDEX

Exhibit No.	Description

99.1*	News Release dated February 26, 2018

*	Furnished herewith.